                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 28, 1996
                                                       ---------------------

                          UNISON HEALTHCARE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-27374                                        86-0684011
 ------------------------                 ------------------------------------
 (Commission File Number)                 (I.R.S. Employer Identification No.)


7272 EAST INDIAN SCHOOL ROAD, SUITE 214, SCOTTSDALE, ARIZONA          85251
- ------------------------------------------------------------        ----------
      (Address of Principal Executive Offices)                      (Zip Code)


                                 (602) 423-1954
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Unison HealthCare Corporation, a Delaware corporation ("Unison"), hereby amends Item 7 of its Report on From 8-K dated March 28, 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS.


                         Report of Independent Auditors


Board of Directors
Henderson & Associates Rehabilitation and
  Sunbelt Therapy Management Services, Inc.

We have audited the accompanying combined balance sheets of Henderson & Associates Rehabilitation and Sunbelt Therapy Management Services, Inc. as of December 31, 1995 and 1994, and the related combined statements of operations and stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Henderson & Associates Rehabilitation and Sunbelt Therapy Management Services, Inc. at December 31, 1995 and 1994, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




May 16, 1996
Ernst & Young LLP
Phoenix, Arizona

                      HENDERSON & ASSOCIATES REHABILITATION
                                       AND
                    SUNBELT THERAPY MANAGEMENT SERVICES, INC.

                             COMBINED BALANCE SHEETS

                                                                  DECEMBER 31
                                                            1995            1994
                                                   -------------------------------
ASSETS
Current assets:
   Cash                                              $     69,779     $     61,858
   Accounts receivable, less allowance
    for doubtful accounts of $95,000 in
    1995 and $91,600 in 1994                              485,843          371,260
   Other receivables                                       50,507           14,503
   Due from affiliates                                     38,893           60,567
   Other                                                   24,590           18,958
                                                   -------------------------------
Total current assets                                      669,612          527,146
Property and equipment, less accumulated
  depreciation of $144,158 in 1995 and
 $125,054 in 1994                                          90,205          141,132
                                                   -------------------------------
Total assets                                         $    759,817     $    668,278
                                                   ===============================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $     33,549     $     23,956
   Accrued payroll and related expenses                   250,672          174,441
   Accrued vacation payable                               149,042           87,183
   Due to affiliates                                       39,330                -
   Customer deposits                                       27,336           28,067
   Current portion of long-term debt and
    capital lease obligation                              139,580           65,996
                                                   -------------------------------
Total current liabilities                                 639,509          379,643
Long-term debt and capital lease obligation,
 less current portion                                      47,618           51,057
Stockholders' equity:
  Common stock, $1 par value; 3000 shares
  authorized, issued  and outstanding                       3,000            3,000
   Retained earnings                                       69,690          234,578
                                                   -------------------------------
Total stockholders' equity                                 72,690          237,578
                                                   -------------------------------
Total liabilities and stockholders' equity           $    759,817     $    668,278
                                                   ===============================

See accompanying notes.

                      HENDERSON & ASSOCIATES REHABILITATION
                                       AND
                    SUNBELT THERAPY MANAGEMENT SERVICES, INC.

                      Combined Statements of Operations and
                              Stockholders' Equity

                                                YEAR ENDED DECEMBER 31
                                                 1995            1994
                                          -------------------------------
Net patient service revenue               $   4,803,845     $   3,965,529

Operating expenses:
   Salaries and related expenses              3,710,351         2,840,249
   Contract labor                               382,612           345,843
   Insurance                                    202,814           230,980
   Office supplies and expenses                 127,262            88,902
   Rent                                          59,497            57,130
   Travel                                       156,166           100,015
   Other                                         92,892            82,754
   Depreciation                                  34,741            17,387
   Interest                                      12,335             6,651
                                          --------------------------------
Total operating expenses                      4,778,670         3,769,911
                                          --------------------------------
Income from operations                           25,175           195,618
Nonoperating losses                             (39,744)          (46,626)
                                          --------------------------------
Net (loss) income                               (14,569)          148,992
Distributions to stockholders                  (150,319)          (83,541)
Retained earnings at beginning of period        234,578           169,127
                                          --------------------------------
Retained earnings at end of period        $      69,690     $     234,578
                                          ================================

See accompanying notes.

                      HENDERSON & ASSOCIATES REHABILITATION
                                       AND
                    SUNBELT THERAPY MANAGEMENT SERVICES, INC.

                        COMBINED STATEMENTS OF CASH FLOWS

                                                      YEAR ENDED DECEMBER 31
                                                       1995             1994
                                                  ----------------------------
OPERATING ACTIVITIES
Net (loss) income                               $     (14,569)    $     148,992
Adjustments to reconcile net (loss) income
to net cash provided by operating activities:
    Depreciation                                       34,741            17,387
    Loss on partnership investment                     16,278            22,457
    Loss on disposal of assets                         23,466            24,167
    Changes in operating assets and liabilities:
     Accounts receivable, net                        (128,913)            9,967
     Accounts payable                                   9,593            14,730
     Other accrued expenses and liabilities           177,420            66,649
     Customer deposits                                   (731)           28,067
                                                --------------------------------
Net cash provided by operating activities             117,285           332,416

INVESTING ACTIVITIES
Purchases of property and equipment                    (7,280)         (144,915)
Changes in other assets                               (21,910)          (28,969)
                                                --------------------------------
Net cash used in investing activities                 (29,190)         (173,884)

FINANCING ACTIVITIES
Proceeds from long-term debt                          201,460            99,497
Payments of long-term debt and capital
  lease obligation
                                                     (131,315)          (92,327)
Distributions to stockholders                        (150,319)          (83,541)
                                                --------------------------------
Net cash used in financing activities                 (80,174)          (76,371)
                                                --------------------------------
Increase in cash                                        7,921            82,161
Cash at beginning of period                            61,858           (20,303)
                                                --------------------------------
Cash at end of period                           $      69,779     $      61,858
                                                ================================

See accompanying notes.

                      HENDERSON & ASSOCIATES REHABILITATION
                                       AND
                    SUNBELT THERAPY MANAGEMENT SERVICES, INC.

                          Notes to Financial Statements

                     Years ended December 31, 1995 and 1994


1. ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Henderson & Associates Rehabilitation (HAR) and Sunbelt Therapy Management Services, Inc. (Sunbelt) provide a variety of therapy services to patients, and contract their services to hospitals, home health agencies and other third-parties.

PRINCIPLES OF COMBINATION

The combined financial statements include the accounts of Henderson & Associates Rehabilitation and Sunbelt Therapy Management Services, Inc. All significant intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Routine maintenance and repairs are charged to expenses as incurred.

INCOME TAXES

HAR and Sunbelt are S corporations, and taxable income or loss flows through to the individual stockholders for income tax purposes. Accordingly, no provision for income taxes or income tax liabilities has been included in the accompanying combined financial statements.

NET PATIENT SERVICE REVENUE

Net patient service revenue is reported at the estimated realizable amounts from patients, third-party payors and others for services rendered. HAR and Sunbelt have negotiated agreements with several organizations to provide therapy services based on fee schedules.

2. LONG-TERM DEBT AND CAPITAL LEASE OBLIGATION

Long-term debt and capital lease obligation consists of the following:

                                                                       DECEMBER 31
                                                                  1995            1994
                                                             -----------------------------
Lines of credit                                              $    65,050    $     18,000
Note payable to a bank, due in monthly installments of
   $1,421, interest at 1% above prime through November
   1996                                                                -          30,003
Note payable to a bank in monthly installments of
   $1,282, interest at 1% above prime through October
   1997                                                                -          31,510
Note payable to a credit union in monthly installments
   of $680, interest at 7.11% through December 1997
                                                                       -          22,000
Note payable to a bank, due in monthly installments of
   $2,245, interest at 8.25% through November 1998
                                                                  69,638               -
Note payable to a bank, due in monthly installments
   of $3,100, interest at .5% above the average yield
   of U.S. Treasury Bills through May 1996, at which
   time a final installment in the amount of the unpaid
   balance is due
                                                                  46,785               -

Capital lease obligation in monthly installments of $818           5,725          15,540
                                                             ----------------------------
                                                                 187,198         117,053
Less current portion                                            (139,580)        (65,996)
                                                            ----------------------------
                                                             $    47,618    $     51,057
                                                            ============================

HAR has negotiated a $35,000 line of credit with a bank at an interest rate of 1% over the prime rate.

Sunbelt has negotiated a $50,050 line of credit with a bank at an interest rate of .5% over the bank's Base Lending Rate (8.5% at December 31, 1995).

Both lines of credit are secured by personal guarantees of the stockholders.

Sunbelt has a capital lease for physical therapy equipment with a bargain purchase option upon completion of the lease. At December 31, 1995, the leased equipment, which is included in property and equipment in the accompanying combined balance sheet, is carried at a cost of $21,310 less accumulated depreciation of $6,038 .
The lease expires in June 1996.

The following is a schedule of principal maturities of long-term debt and capital lease obligation at December 31, 1995:

1996                                      $   139,580
1997                                           23,907
1998                                           23,711
                                          -----------
                                          $   187,198
                                          ===========

3. RELATED PARTIES

HAR and Sunbelt share employees and expenses with several organizations of which the stockholders are owners. However, HAR and Sunbelt have not billed these organizations for shared activities and have not identified the related costs, and the accompanying combined financial statements do not include revenue from these shared activities.

4. EMPLOYEE BENEFIT PLAN

Sunbelt has a qualified defined contribution plan covering all eligible employees. Contributions are determined based upon a percentage of each eligible employee's compensation, as defined by management. Contributions to the plan were approximately $3,809 in 1995 and $3,458 in 1994.

HAR has a profit sharing plan covering all eligible employees. Contributions are at the discretion of management. No contributions were made to the plan in 1995 or 1994.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by HAR and Sunbelt in estimating the fair value of their financial instruments:

Cash, Accounts Payable and Accrued Liabilities: The carrying amounts reported in the combined balance sheets approximate their fair values.

Long-Term Debt: The fair values of fixed rate issues are estimated using discounted cash flow analyses based on the current incremental borrowing rates for similar types of borrowing arrangements. The carrying amounts of all fixed and variable rate issues approximate their fair values.

6. SUBSEQUENT EVENT

Unison HealthCare Corporation purchased 90% of the common stock of HAR and Sunbelt effective February 1, 1996.

 (b)     PRO FORMA FINANCIAL INFORMATION.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

         On March 28, 1996, Unison HealthCare Corporation ("Unison" or the "Company") acquired, effective as of February 1, 1996, 90% of the outstanding common stock of four rehabilitation therapy centers (collectively, "Sunbelt Therapy") (the "Sunbelt Acquisition"). The following Unaudited Pro Forma Condensed Combined Statements of Operations have been prepared as if the Sunbelt Acquisition and the acquisition of BritWill HealthCare Company ("BritWill") (the "BritWill Acquisition") had been consummated at the beginning of the periods presented.

         The pro forma information is based on the historical statements of operations of the acquired businesses giving effect to the transactions under the purchase method of accounting and the assumptions and adjustments described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Statements of Operations.

         The Unaudited Pro Forma Condensed Combined Statements of Operations do not purport to present the results of operations of Unison had the business combinations taken place on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

         The Unaudited Pro Forma Condensed Combined Statements of Operations should be read in conjunction with the separate historical financial statements and notes thereto of Unison included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and the separate historical financial statements and notes thereto of Unison and BritWill included in Unison's Annual Report on Form 10-K for the year ended December 31, 1995.

                          UNISON HEALTHCARE CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA ADJUSTMENTS
                                                               OTHER         -----------------------   PRO FORMA
                                 UNISON    SUNBELT (b)    ACQUISITIONS(c)   ACQUISITIONS  LEASES (d)   COMBINED
                                 ------    -----------    ---------------   ------------  ----------   --------
Revenues:
  Net Patient                $   29,852       $  -             $1,411        $  -           $  -      $  31,263
  Other                           3,138         544                 1           -            (71)         3,612
                             ----------        ----           -------     ------            ----      ---------
     Total revenues              32,990         544             1,412           -            (71)        34,875
Expenses:
  Wages and related              15,959         426               983                                    17,368
  Other operating                11,800         103               516                        (71)        12,348
  Rent                            3,415          21                 -                        127          3,563
  Interest                          610           2                62         70(g)          (62)           682
  Depreciation and
    amortization                    470          16                 3         21(i)           (3)           507
                             ----------        ----           -------     ------            ----      ---------
     Total expenses              32,254         568             1,564         91              (9)        34,468
                             ----------        ----           -------     ------            ----      ---------
Income (loss) before income         736         (24)             (152)       (91)            (62)           407
 taxes
Income tax expense (benefit)        300          -                -         (137)                           163
                              ----------        ----           -------    ------            ----      ---------
Net income (loss)             $     436        $(24)          $  (152)     $  46            $(62)     $     244
                              ==========        ====           =======    ======            ====      =========

Net income per share          $    .011                                                               $    0.06

Weighted average shares           4,056                                                                   4,056
used in per share
calculation (k)



               SEE NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENTS OF OPERATIONS

                          UNISON HEALTHCARE CORPORATION
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  PRO FORMA ADJUSTMENTS
                                                                       OTHER      ------------------------     PRO FORMA
                               UNISON      BRITWILL(a)   SUNBELT(b) ACQUISITIONS  ACQUISITIONS   LEASES (d)     COMBINED
                               ------     ------------   ---------  ------------  ------------   ----------     --------
Revenues:
  Net patient                 $ 57,743     $ 38,378      $ --         10,441      $   --           $ --       $ 106,562
  Other                          3,542          589       5,942           43          --            (307)         9,809
                              --------     --------      ------     --------      --------         -----      ---------
    Total revenues              61,285       38,967       5,942       10,484          --            (307)       116,371
Expenses:
  Wages and related             31,811       23,280       4,301        8,122                                     67,514
  Other operating               20,777        8,923       1,174        2,271          (875)(e)      (307)        31,963
  Rent                           6,565        5,223         164          200          (110)(f)       991         13,033
  Interest                       1,058          906          18          492           280 (g)
                                                                                       226 (h)      (500)         2,480
  Depreciation and
  amortization                   1,050          592          68          152            86 (i)
                                                                                       687 (j)      (152)         2,483
                              --------     ---------     ------     --------      --------         -----      ---------
    Total expenses              61,261       38,924       5,725       11,237           294            32        117,473
                              --------     --------      ------     --------      --------         -----      ---------
Income (loss) before income         24           43         217         (753)         (294)         (339)        (1,102)
taxes
Income tax expense (benefit)        50           30        --           --            (521)         --             (441)
                              --------     --------      ------     --------      --------         -----      ---------
Net income (loss)             $    (26)    $     13      $  217     $   (753)     $    227         $(339)     $    (661)
                              ========     ========      ======     ========      ========         =====      =========

Net loss per share            $  (0.02)                                                                       $   (0.49)

Weighted average shares          1,349                                                                            1,349
  used in per share
  calculation (k)

               SEE NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                            STATEMENTS OF OPERATIONS

   NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

   NOTE 1. PRO FORMA ADJUSTMENTS

   The pro forma results do not purport to present the results of operations of Unison had the business combinations taken place on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future. The Unaudited Pro Forma Condensed Combined Statements of Operations have been prepared under the assumptions set forth in the following notes.

   The adjustments to the pro forma statements of operations are discussed below:

   (a) On August 10, 1995, Unison purchased all of the outstanding common stock of BritWill, a long-term care company operating approximately 28 facilities located in Texas and Indiana.

   (b) Effective as of February 1, 1996, Unison acquired 90% of the outstanding common stock of Sunbelt Therapy.

   (c) Other Acquisitions: The following table summarizes the operating results for the following leases entered into from January 1, 1995 through the later of the date of lease inception or the period of the statement of operations.

       Acquisition             Acquisition        Three Months Ended                Year Ended
                                  Date              March 31, 1996               December 31, 1996
                                               ------------------------       -----------------------
                                               Revenues        Expenses       Revenues       Expenses
       -----------             -----------     --------        --------       --------       --------
                                                   (In thousands)                  (In thousands)
     Nightingale               October 1995      $    -       $    -         $ 4,438          $4,506
     The Oaks of Boise         July 1995              -            -             815             911
     Franciscan Enumclaw       Estimated 1996       897        1,009           3,860           4,313
     Franciscan Walla Walla    Estimated 1996       515          555           1,371           1,507
                                                 ------       ------         -------         -------
                                                 $1,412       $1,564         $10,484         $11,237
                                                 ======       ======         =======         =======

      (d) Operating lease pro forma adjustments represent adjustments to the pre-lease operating results of the facilities identified in note (c). The historical results have been adjusted to include the lease expense incurred by Unison and elimination of the lessor's depreciation, interest expense and management fees.

      (e) In connection with the BritWill Acquisition, general and administrative expenses have been reduced to give effect to the following estimated annual cost savings to be realized:

      Elimination of duplicate corporate compensation and benefits                $  710,000
      Reduction of insurance costs                                                   300,000
      Reduction of corporate office rent and operating costs                         468,000
      Other                                                                           22,000
                                                                                  ----------
                                                                                  $1,500,000
                                                                                  ==========

      (f) To record amortization of a lease liability incurred in connection with the BritWill Acquisition. The lease liability represents the excess of the value of BritWill's lease obligations over market lease rates, based on independent appraisals. Amortization expense related to the lease liability amounts to approximately $188,000 annually.

         (g) To record interest on the debt incurred to acquire Sunbelt. Unison paid cash in the amount of $800,000, issued promissory notes in the aggregate amount of $1,000,000 (the "Notes") and issued subordinated convertible debentures in the aggregate amount of $1,800,000 (the "Debentures"). The Notes and Debentures bear interest at 10.0%. The Notes and Debentures are convertible at the option of the holder into shares of Unison common stock based on the average market price (85% of the average market price with respect to the Notes) of Unison's stock for the 20 trading days prior to the date of conversion.

         (h) To record interest on debt incurred to acquire BritWill. In connection with the BritWill Acquisition, Unison issued an $8,000,000 senior subordinated note bearing interest initially at 8.0%, or $640,000 annually. Interest expense related to other debt obligations was reduced by $147,000 based on the anticipated replacement of the accounts receivable sales program with BritWill's receivables financing program.

         (i) To record amortization of goodwill related to the Sunbelt Acquisition. Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at the estimated fair value. The excess of the $3,600,000 purchase price over the net assets acquired was recorded as goodwill in the amount of $3,433,000 and is being amortized over 40 years. Such amortization amounts to approximately $86,000 annually and $21,000 for the three-month period.

         (j) Under the purchase method of accounting, the BritWill assets acquired and liabilities assumed were recorded at the estimated fair value as determined by an independent appraisal. The excess of the purchase price over the fair value of net assets acquired is being amortized over 40 years, the noncompete agreement and assembled work force intangible assets are being amortized over five years, and the lease operating rights intangible assets are being amortized over the respective lease terms, not to exceed 25 years. Such amortization is approximately $2,007,000 annually. Amortization expense was reduced by $829,999 annually to eliminate BritWill's historical amortization of intangible assets.

         (k) Conversion of the Notes and Debentures was not assumed in the earnings per share calculation because the effect is antidilutive.

         NOTE 2.  INCOME TAXES

Estimated provisions for income taxes related to pro forma adjustments are based on an assumed combined federal and state income tax rate of 40%.

(c)      EXHIBITS.

         See Exhibit Index.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNISON HEALTHCARE CORPORATION


June 5, 1996                               By /s/ Jerry M. Walker
                                             -----------------------------------
                                           Jerry M. Walker
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION OF EXHIBIT
- -----------               ----------------------
 2.1    Purchase and Sale Agreement by and among Unison HealthCare
        Corporation, a Delaware corporation, Sunbelt Therapy
        Management Services, Inc., an Arizona corporation, Paul G.
        Henderson and Paige B. Plash effective as of February 1,
        1996 (incorporated herein by reference to Unison's Report
        on Form 8-K, filed with the Securities and Exchange
        Commission on April 12, 1996)

 2.2    Amended and Restated Purchase and Sale Agreement by and among Unison
        HealthCare Corporation, a Delaware corporation, Sunbelt Therapy
        Management Services, Inc., an Arizona corporation, Paul G. Henderson and Paige B. Plash effective as of February 1, 1996*

 4.1    Form of Note (and related schedule of omitted documents)
        (incorporated herein by reference to Unison's Report on Form 8-K, filed with the Securities and Exchange
        Commission on April 12, 1996)

 4.2 Form of Debenture (and related schedule of omitted documents) (incorporated herein by reference to Unison's
        Report on Form 8-K, filed with the Securities and Exchange
        Commission on April 12, 1996)

10.1 Security Agreement (incorporated herein by reference to Unison's Report on Form 8-K, filed with the Securities and Exchange Commission on April 12, 1996)

*        Filed herewith.